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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 15, 1998




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)


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        A Delaware Corporation                     Commission File                  IRS Employer Identification
       (State of Incorporation)                    Number 1-14087                         No. 84-0953188


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                 1801 California Street, Denver, Colorado 80202
               (Address of principal executive offices, including
                                    Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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Item 5.       Other Events

              On July 15, 1998, U S WEST, Inc. issued a press release concerning certain one-time charges for the second quarter 1998. The release is filed as an exhibit to this Current Report on Form 8-K.


Item 7.       Exhibits

Exhibit       Description


99 Press Release issued July 15, 1998 entitled "U S WEST to Reflect One Time Charges Related to its Split with MediaOne Group."



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                U S WEST, Inc.
                                (Formerly "USW-C, Inc.")

                           By:  /s/ Thomas O. McGimpsey
                                -----------------------------------------------
                                Thomas O. McGimpsey
                                Assistant Secretary

Dated:        July 15, 1998